Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Summary of Leases of Lessee
The Group and a third-party investor entered into an investment agreement to establish an investee with a certain payment schedule (Note 10). The following table sets forth our contractual obligations as of December 31, 2022.

	RMB	US$
2023	1,750	254
2024	1,750	254

Total	3,500	508